July 31, 1998


Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Energy, Inc.'s
Current Report on Form 8-K.

Very truly yours,



/s/ Douglas S. Schmidt
Douglas S. Schmidt





                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549





                               FORM 8-K


                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   July 31, 1998




                        INDIANA ENERGY, INC.
         (Exact name of registrant as specified in its charter)




            INDIANA               1-9091           35-1654378
(State or other jurisdiction (Commission File No.) (IRS Employer
 of incorporation)                                  Identification
                                                    Number)





       1630 North Meridian Street, Indianapolis, Indiana  46202
            (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:   (317) 926-3351


Item 5.    Other Events

On July 31, 1998, the board of directors of Indiana Energy, Inc. (the company) authorized a four-for-three stock split of the issued and outstanding shares of its common stock to shareholders of record on September 18, 1998. The shares will be issued on October 2, 1998.

Additionally, on July 31, 1998, the company released unaudited summary financial information to the investment community regarding the company's results of operations, financial position and cash flows for the three-, nine- and twelve-month periods ended June 30, 1998. The financial information released, which does not reflect the stock split referred to above, is included herein. This information is summary in nature, does not include footnote disclosures and should not be considered complete financial statements.

Item 7.    Exhibits

99     Financial Analyst Report - Third Quarter 1998

                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INDIANA ENERGY, INC.
                                    Registrant




Dated July 31, 1998      /s/Niel C. Ellerbrook
                         Niel C. Ellerbrook
                         President and Chief Operating Officer



Dated July 31, 1998      /s/Jerome A. Benkert
                         Jerome A. Benkert
                         Vice President and Controller